                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY
                  FILING OF REGISTRATION STATEMENT ON FORM S-4


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NORTHROP GRUMMAN CORPORATION, a Delaware corporation (the "Company"), nominate, constitute and appoint RICHARD R. MOLLEUR and JAMES C. JOHNSON, and each of them, acting or signing singly, as his or her agents and attorneys-in-fact, in his or her respective name and in the capacity indicated below to execute and/or file (1) a registration statement on Form S-4 under the Securities Act of 1933, as amended (the "Act") in connection with the registration under the Act of an exchange offer of the Company's
(a) $400,000,000 principal amount of 7% Notes Due 2006 for its outstanding
7% Notes Due 2006 of the same principal amount, (b) $300,000,000 principal amount of 7 3/4% Debentures Due 2016 for its outstanding 7 3/4% Debentures Due 2016 of the same principal amount, and (c) $300,000,000 principal amount of 7 7/8% Debentures Due 2026 for its outstanding 7 7/8% Debentures Due 2026 of the same principal amount (including the final prospectus, schedules and all exhibits and other documents filed therewith or constituting a part thereof); and (2) any one or more amendments to any part of the foregoing registration statement, including any post-effective amendments or appendices or supplements that may be required to be filed under the Act to keep such registration statement effective or to terminate its effectiveness.

Further, the undersigned do hereby authorize and direct the said agents and attorneys-in-fact to take any and all actions and execute and file any and all documents with the Securities and Exchange Commission (the "SEC"), or state regulatory agencies, necessary, proper or convenient in their opinion to comply with the Act and the rules and regulations or orders of the SEC, or state regulatory agencies, adopted or issued pursuant thereto, including the making of any requests for acceleration of the effective date of said registration statement, to the end that the registration statement of the Company shall become effective under the Act and any other applicable law.

Finally, each of the undersigned does hereby ratify, confirm and approve each and every act and document which the said agents and attorneys-in-fact may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such document had been executed or filed by the undersigned, respectively.

This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the SEC.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 11th day of April, 1996.

/s/ KENT KRESA
- -----------------------------------
Kent Kresa                                        Chairman of the Board,
                                                  President and Chief
                                                  Executive Officer and
                                                  Director (Principal
                                                  Executive Officer)
/s/ JACK R. BORSTING
- -----------------------------------
Jack R. Borsting                                  Director

/s/ JOHN T. CHAIN, JR.
- -----------------------------------
John T. Chain, Jr.                                Director

/s/ JACK EDWARDS
- -----------------------------------
Jack Edwards                                      Director

/s/ PHILLIP FROST
- -----------------------------------
Dr. Phillip Frost                                 Director

/s/ AULANA L. PETERS
- -----------------------------------
Aulana L. Peters                                  Director

/s/ JOHN E. ROBSON
- -----------------------------------
John E. Robson                                    Director

/s/ RICHARD M. ROSENBERG
- -----------------------------------
Richard M. Rosenberg                              Director

/s/ BRENT SCOWCROFT
- -----------------------------------
Brent Scowcroft                                   Director

/s/ JOHN BROOKS SLAUGHTER
- -----------------------------------
John Brooks Slaughter                             Director

/s/ WALLACE C. SOLBERG
- -----------------------------------
Wallace C. Solberg                                Director

/s/ RICHARD J. STEGEMEIER
- -----------------------------------
Richard J. Stegemeier                             Director

/s/ RICHARD B. WAUGH, JR.
- ----------------------------------
Richard B. Waugh, Jr.                             Corporate Vice President
                                                  and Chief Financial Officer
                                                  (Principal Financial
                                                  Officer)
/s/ NELSON F. GIBBS
- -----------------------------------
Nelson F. Gibbs                                   Corporate Vice President
                                                  and Controller (Principal
                                                  Accounting Officer)